Exhibit 99.2

Additional Financial Information for Q2 2019

Definitions and Non-GAAP Measures

Direct written premiums represents the total premiums charged on policies issued by the Company during the respective fiscal period. Net premiums written are direct written premiums less premiums ceded to reinsurers. Net premiums earned are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company’s policies are written for a twelve month period. Management uses direct written premiums and net written premiums, along with other measures, to gauge the Company’s performance and evaluate results.

Expansion direct written premiums - represents the total premiums charged on policies issued by the Company during the respective fiscal period from its business located in newly licensed states (i.e., outside New York).

Net operating income - is net income exclusive of realized investment gains, net of tax. Net income is the GAAP measure most closely comparable to net operating income.

Operating return on average common equity - is net operating income divided by average common equity. Return on average common equity is the GAAP measure most closely comparable to operating return on average common equity.

Management uses net operating income and operating return on average common equity, along with other measures, to gauge the Company’s performance and evaluate results, which can be skewed when including realized investment gains, which may vary significantly between periods. Net operating income and operating return on average common equity are provided as supplemental information, are not a substitute for net income or return on average common equity and do not reflect the Company’s overall profitability or return on average common equity.

Net loss ratio excluding Commercial Lines - is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and commercial lines net loss ratio.

Net loss ratio excluding the effect of catastrophes - is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the effect of catastrophes on the net loss ratio. Net combined ratio excluding the effect of catastrophes - is a non-GAAP ratio, which is computed as the difference between GAAP net combined ratio and the effect of catastrophes on the net combined ratio.

We believe that these ratios are useful to investors and they are used by management to reveal the trends in our business that may be obscured by catastrophe losses. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the net loss ratio and net combined ratio. We believe these measures are useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide them to facilitate a comparison to our outlook on the net combined ratio excluding the effect of catastrophes. The most directly comparable GAAP measure are the net loss ratio and net combined ratio. The net loss ratio excluding the effect of catastrophes and net combined ratio excluding the effect of catastrophes should not be considered a substitute for the net loss ratio and the net combined ratio and do not reflect the Company’s net loss ratio and net combined ratio.

Book Value Per Share

The Company’s book value per share at June 30, 2019 was $8.14, a decrease of 2.2% compared to $8.32 at June 30, 2018.

	30-Jun-19	31-Mar-19	31-Dec-18	30-Sep-18	30-Jun-18
Book Value Per Share	$8.14	$7.78	$8.25	$8.54	$8.32

% Increase from specified period to 6/30/19		4.6%	-1.4%	-4.7%	-2.2%

The table below details the direct written premiums, net written premiums, and net premiums earned for the periods indicated:

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2019	2018	$ Change	% Change	2019	2018	$ Change	% Change
(000’s except percentages)
Direct and Net Written Premiums Reconciliation:

Direct written premiums	$44,821	$36,864	$7,957	21.6%	$82,310	$68,390	$13,920	20.4%
Assumed written premiums	-	-	-	na %	-	1	(1)	(100.0) %
Ceded written premiums	(8,200)	(8,899)	699	(7.9)%	(15,328)	(16,726)	1,398	(8.4) %

Net written premiums	36,621	27,965	8,656	31.0%	66,982	51,665	15,317	29.6%
Change in unearned premiums	(5,420)	(3,860)	(1,560)	40.4%	(6,185)	(4,723)	(1,462)	31.0%

Net premiums earned	$31,201	$24,105	$7,096	29.4%	$60,797	$46,942	$13,855	29.5%

The table below details the Core direct written premiums, Expansion direct written premiums, and direct written premiums for the periods indicated:

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2019	2018	$ Change	% Change	2019	2018	$ Change	% Change
(000’s except percentages)
Core and Expansion Direct Written Premiums Reconciliation:

Core direct written premiums	$38,524	$34,697	$3,827	11.0%	$72,781	$65,326	$7,455	11.4%
Expansion direct written premiums	6,297	2,167	4,130	190.6%	9,529	3,064	6,465	211.0%
Direct written premiums	$44,821	$36,864	$7,957	21.6%	$82,310	$68,390	$13,920	20.4%

The following table reconciles net operating income (loss) to net income (loss) and operating return on average common equity to return on average common equity for the periods indicated:

	Three Months Ended		Three Months Ended		Six Months Ended		Six Months Ended
	June 30, 2019		June 30, 2018		June 30, 2019		June 30, 2018

	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share
(000’s except per common share amounts and percentages)
Net Operating Income and Diluted Earnings per Common Share Reconciliation:

Net income (loss)	$1,639	$0.15	$2,757	$0.25	$(5,696)	$(0.53)	$39	$0.00

Net realized (gain) loss on investments	(679)		107		(2,714)		630
Less tax (expense) benefit on net realized (gain) loss	(143)		22		(570)		132

Net realized (gain) loss on investments, net of taxes	(536)	$(0.05)	85	$0.01	(2,144)	$(0.20)	498	$0.05

Net operating income (loss)	$1,103	$0.10	$2,842	$0.26	$(7,840)	$(0.73)	$537	$0.05

Weighted average diluted shares outstanding	10,785,064		10,820,322		10,764,824		10,828,020

Operating Return on Average Common Equity (Annualized for Quarterly Periods) Reconciliation:

Net income (loss)	$1,639		$2,757		$(5,696)		$39
Average common equity	$85,722		$88,444		$88,168		$91,652
Return on average common equity (annualized for quarterly periods)	7.6%		12.5%		-12.9%		0.1%

Net realized (gain) loss on investments, net of taxes	$(536)		$85		$(2,144)		$498
Average common equity	$85,722		$88,444		$88,168		$91,652
Effect of net realized loss on investments, net of taxes, on return on average common equity (annualized for quarterly periods)	-2.5%		0.4%		-4.9%		1.1%

Net operating income (loss)	$1,103		$2,842		$(7,840)		$537
Average common equity	$85,722		$88,444		$88,168		$91,652

Operating return on average common equity (annualized for quarterly periods)	5.1%		12.9%		-17.8%		1.2%

The following table reconciles the net loss ratio excluding commercial lines to the net loss ratio for the periods indicated:

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,

	2019	2018	Change		2019	2018	Change
Net Loss Ratio Excluding Commercial lines Reconciliation:

Net loss and loss adjustment expenses ("Net loss")
Net loss excluding commercial lines	$13,905	$10,375	$3,530	34.0%	$36,370	$25,192	$11,178	44.4%
Commercial lines net loss	3,767	801	2,966	370.3%	10,436	3,250	7,186	221.1%
Net loss	17,672	11,176	6,496	58.1%	46,806	28,442	18,364	64.6%

Net premiums earned
Net premiums earned excluding commercial lines	27,509	20,681	6,828	33.0%	53,506	40,288	13,218	32.8%
Commercial lines net premiums earned	3,692	3,424	268	7.8%	7,291	6,654	637	9.6%
Net premiums earned	31,201	24,105	7,096	29.4%	60,797	46,942	13,855	29.5%

Net loss ratio excluding commercial lines	50.5%	50.2%	0.3	pts	68.0%	62.5%	5.5	pts

Net loss ratio	56.6%	46.4%	10.2	pts	77.0%	60.6%	16.4	pts

The following table reconciles the net loss ratio excluding the effects of catastrophes to the net loss ratio for the periods indicated:

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2019	2018	Percentage Point Change		2019	2018	Percentage Point Change
Net Loss Ratio Excluding the Effect of Catastrophes Reconciliation:

Net loss ratio excluding the effect of catastrophes	52.0%	45.6%	6.4	pts	66.3%	48.4%	17.9	pts

Effect of catastrophe losses	4.6%	0.8%	3.8	pts	10.7%	12.2%	(1.5)	pts

Net loss ratio	56.6%	46.4%	10.2	pts	77.0%	60.6%	16.4	pts

The following table reconciles the net combined ratio excluding the effects of catastrophes to the net combined ratio for the periods indicated:

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2019	2018	Percentage Point Change		2019	2018	Percentage Point Change
Net Combined Ratio Excluding the Effect of Catastrophes Reconciliation:

Net combined ratio excluding the effect of catastrophes	89.5%	82.9%	6.6	pts	104.3%	85.8%	18.5	pts

Effect of catastrophe losses
Net loss and loss adjustment expenses	4.6%	0.8%	3.8	pts	10.7%	12.2%	(1.5)	pts
Net underwriting expense ratio	0.0%	0.5%	(0.5)	pts	0.0%	0.8%	(0.8)	pts
Total effect of catastrophe losses	4.6%	1.3%	3.3	pts	10.7%	13.0%	(2.3)	pts

Net combined ratio	94.1%	84.2%	9.9	pts	115.0%	98.8%	16.2	pts

The following table reconciles net operating income (loss) and diluted operating earnings (loss) per share exclusive of catastrophe financial impact to net operating income (loss) and diluted operating earnings (loss) per share for the periods indicated:

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2019		2018		2019		2018

	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share
(000’s except per common share amounts)
Net Operating Income and Diluted Operating Earnings per Share Exclusive of Catastrophe Financial Impact:

Net operating income (loss)	$1,103	$0.10	$2,842	$0.26	$(7,840)	$(0.73)	$537	$0.05

Catastrophe financial impact
Ceding commission revenue	-		125		-		459
Total expenses	1,437		160		6,501		4,868
Income from operations before taxes	1,437		285		6,501		5,327
Income tax expense	302		25		1,365		1,119
Total catastrophe financial impact	1,135	$0.11	260	$0.02	5,136	$0.48	4,208	$0.39

Net operating income (loss) exclusive of catastrophe financial impact	$2,238	$0.21	$3,102	$0.28	$(2,704)	$(0.25)	$4,745	$0.44

Weighted average diluted shares outstanding	10,785,064		10,820,322		10,764,824		10,828,020

The following table summarizes gross and net written premiums, net premiums earned, and loss and loss adjustment expenses by major product type, which were determined based primarily on similar economic characteristics and risks of loss.

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Gross premiums written:
Personal lines	$38,047,987	$29,652,128	$68,146,956	$54,477,580
Livery physical damage	2,878,749	2,424,499	5,608,835	4,778,569
Other(1)	61,806	56,093	134,877	116,799
Total without commercial lines	40,988,542	32,132,720	73,890,668	59,372,948
Commercial lines (in run-off effective July 2019)(2)	3,832,848	4,731,445	8,419,236	9,017,836
Total gross premiums written	$44,821,390	$36,864,165	$82,309,904	$68,390,784

Net premiums written:
Personal lines(3)	$30,340,230	$21,219,892	$53,844,093	$38,663,803
Livery physical damage	2,878,749	2,422,499	5,608,835	4,778,569
Other(1)	55,984	48,228	122,280	96,260
Total without commercial lines	33,274,963	23,690,619	59,575,208	43,538,632
Commercial lines (in run-off effective July 2019)(2)	3,346,540	4,274,058	7,406,901	8,126,429
Total net premiums written	$36,621,503	$27,964,676	$66,982,109	$51,665,060

Net premiums earned:
Personal lines(3)	$24,828,974	$18,231,382	$48,249,848	$35,271,638
Livery physical damage	2,620,857	2,401,376	5,138,539	4,922,060
Other(1)	59,404	48,144	117,421	94,851
Total without commercial lines	27,509,235	20,680,902	53,505,808	40,288,549
Commercial lines (in run-off effective July 2019)(2)	3,692,044	3,423,712	7,291,360	6,653,682
Total net premiums earned	$31,201,279	$24,104,614	$60,797,168	$46,942,231

Net loss and loss adjustment expenses(4):
Personal lines	$11,874,563	$8,482,526	$32,277,107	$21,443,732
Livery physical damage	1,203,457	1,101,715	2,420,760	2,265,796
Other(1)	176,061	318,304	326,565	376,978
Unallocated loss adjustment expenses	651,142	472,876	1,345,792	1,105,647
Total without commercial lines	13,905,223	10,375,421	36,370,224	25,192,153
Commercial lines (in run-off effective July 2019)(2)	3,767,085	800,664	10,436,308	3,250,262
Total net loss and loss adjustment expenses	$17,672,308	$11,176,085	$46,806,532	$28,442,415

Net loss ratio(4):
Personal lines	47.8%	46.5%	66.9%	60.8%
Livery physical damage	45.9%	45.9%	47.1%	46.0%
Other(1)	296.4%	661.2%	278.1%	397.4%
Total without commercial lines	50.5%	50.2%	68.0%	62.5%

Commercial lines (in run-off effective July 2019)(2)	102.0%	23.4%	143.1%	48.8%
Total	56.6%	46.4%	77.0%	60.6%

1.
“Other” includes, among other things, premiums and loss and loss adjustment expenses from our participation in a mandatory state joint underwriting association and loss and loss adjustment expenses from commercial auto.
2.
In July 2019, the Company decided that it will no longer underwrite Commercial Liability risks. See discussions above regarding the discontinuation of this line of business.
3.
See discussions above with regard to “Net Written Premiums and Net Premiums Earned”, as to changes in quota share ceding rates, effective July 1, 2018 and 2017.
4.
See discussions above with regard to “Net Loss and LAE”, as to catastrophe losses in 2019 and 2018.

KINGSTONE COMPANIES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) (Unaudited)
	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018

Revenues
Net premiums earned	$31,201,279	$24,104,614	$60,797,168	$46,942,231
Ceding commission revenue	675,695	1,691,168	1,953,378	3,386,326
Net investment income	1,719,769	1,556,866	3,343,481	2,940,855
Net gains (losses) on investments	678,655	(106,733)	2,714,018	(629,860)
Other income	329,972	300,271	695,873	608,504
Total revenues	34,605,370	27,546,186	69,503,918	53,248,056

Expenses
Loss and loss adjustment expenses	17,672,308	11,176,085	46,806,532	28,442,415
Commission expense	7,299,173	6,017,189	14,152,589	11,817,137
Other underwriting expenses	5,416,449	5,075,986	11,552,440	10,107,489
Other operating expenses	1,097,468	843,816	2,068,640	1,090,674
Depreciation and amortization	627,669	424,161	1,230,001	833,592
Interest expense	456,545	451,962	913,090	908,507
Total expenses	32,569,612	23,989,199	76,723,292	53,199,814

Income (loss) before taxes	2,035,758	3,556,987	(7,219,374)	48,242
Income tax expense (benefit)	396,378	799,690	(1,523,564)	8,879
Net income (loss)	1,639,380	2,757,297	(5,695,810)	39,363

Other comprehensive income (loss), net of tax
Gross change in unrealized gains (losses)
on available-for-sale-securities	3,679,475	(1,475,767)	7,868,191	(4,349,246)

Reclassification adjustment for losses
included in net income	12,364	76,126	34,795	319,899
Net change in unrealized gains (losses)	3,691,839	(1,399,641)	7,902,986	(4,029,347)
Income tax benefit (expense) related to items
of other comprehensive income (loss)	(775,285)	293,723	(1,659,626)	845,961
Other comprehensive income (loss), net of tax	2,916,554	(1,105,918)	6,243,360	(3,183,386)

Comprehensive income (loss)	$4,555,934	$1,651,379	$547,550	$(3,144,023)

Earnings (loss) per common share:
Basic	$0.15	$0.26	$(0.53)	$0.00
Diluted	$0.15	$0.25	$(0.53)	$0.00

Weighted average common shares outstanding
Basic	10,771,717	10,664,806	10,764,824	10,667,385
Diluted	10,785,064	10,820,322	10,764,824	10,828,020

Dividends declared and paid per common share	$0.1000	$0.1000	$0.2000	$0.2000

KINGSTONE COMPANIES, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets

	June 30,	December 31,
	2019	2018
	(unaudited)
Assets
Fixed-maturity securities, held-to-maturity, at amortized cost (fair value of
$4,114,072 at June 30, 2019 and $4,426,416 at December 31, 2018)	$3,824,620	$4,222,855
Fixed-maturity securities, available-for-sale, at fair value (amortized cost of
$160,085,628 at June 30, 2019 and $155,431,261 at December 31, 2018)	164,334,869	151,777,516
Equity securities, at fair value (cost of $22,254,788 at June 30, 2019 and
$18,305,986 at December 31, 2018)	22,738,950	16,572,616
Other investments	2,335,874	1,855,225
Total investments	193,234,313	174,428,212
Cash and cash equivalents	18,895,805	21,138,403
Premiums receivable, net	14,958,200	13,961,599
Reinsurance receivables, net	28,643,360	26,367,115
Deferred policy acquisition costs	19,413,809	17,907,737
Intangible assets, net	500,000	670,000
Property and equipment, net	7,350,068	6,056,929
Deferred income taxes, net	216,474	354,233
Other assets	6,256,815	5,867,850
Total assets	$289,468,844	$266,752,078

Liabilities
Loss and loss adjustment expense reserves	$69,675,120	$56,197,106
Unearned premiums	85,488,146	79,032,131
Advance premiums	3,468,225	2,107,629
Reinsurance balances payable	2,806,903	1,933,376
Deferred ceding commission revenue	3,100,156	2,686,677
Accounts payable, accrued expenses and other liabilities	7,877,191	6,819,231
Income taxes payable	-	15,035
Long-term debt, net	29,383,341	29,295,251
Total liabilities	201,799,082	178,086,436

Commitments and Contingencies

Stockholders' Equity
Preferred stock, $.01 par value; authorized 2,500,000 shares	-	-
Common stock, $.01 par value; authorized 20,000,000 shares; issued 11,802,087 shares at June 30, 2019 and 11,775,148 shares at December 31, 2018; outstanding
10,774,648 shares at June 30, 2019 and 10,747,709 shares at December 31, 2018	118,020	117,751
Capital in excess of par	68,373,590	67,763,940
Accumulated other comprehensive income (loss)	3,359,047	(2,884,313)
Retained earnings	18,531,657	26,380,816
	90,382,314	91,378,194
Treasury stock, at cost, 1,027,439 shares at June 30, 2019
and at December 31, 2018	(2,712,552)	(2,712,552)
Total stockholders' equity	87,669,762	88,665,642

Total liabilities and stockholders' equity	$289,468,844	$266,752,078